Exhibit 10(j)(iv)


                            FOURTH AMENDMENT TO LEASE




     AGREEMENT (this "Amendment") made as of the 1st day of July, 2000, by and between LECHAR REALTY CORP., a New York corporation, with its principal office address at 1441 Broadway, New York, NY 10018 ("Owner") and LIZ CLAIBORNE, INC., a Delaware corporation qualified to do business in the State of New York, with its principal office and showroom at 1441 Broadway, New York, NY 10018 ("Tenant").

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS:

     (i) Owner and Tenant are parties to a lease (the "Original Lease"), dated as of January 1, 1990, as amended by letter agreement dated August 4, 1994, a First Amendment; Lease Extension and Modification Agreement dated as of January 1, 1998 (the "First Amendment"), a Second Amendment to Lease dated as of June 19, 1998 (the "Second Amendment"), and a Third Amendment to Lease dated as of September 29, 1999 (the "Third Amendment") (collectively, the "Lease"), for portions of the building at 1441 Broadway, a/k/a/ 575 Seventh Avenue, New York, NY (the "Building"; except as otherwise expressly specified in this Amendment, all defined terms used in the Lease shall have the meanings herein that are ascribed to them in the Lease); and

     (ii) Tenant and Owner have agreed to amend and modify the Lease, to correct certain errors, upon the terms and conditions hereinafter set forth:

     NOW, THEREFORE, in consideration of Ten Dollars and 00/100 ($10.00) and other and further good and valuable consideration, including the mutual covenants hereinafter set forth, Owner and Tenant agree that the Lease is hereby amended and modified as follows:

     1. Paragraphs 4 and 5 of the Third Amendment to Lease are deemed deleted.

     Except as set forth above, the Lease is in all other respects hereby modified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.

                               OWNER:

                               Lechar Realty Corp.


                               By: /s/ Leon H. Charney
                                   ------------------------------------
                                      Leon H. Charney, President



                               TENANT:

                               Liz Claiborne, Inc.


                               By: /s/ John DeFalco
                                   ------------------------------------
                                   John DeFalco, Vice President -
                                    Profit Improvement & Facilities Management

CONSENTED TO BY:

General Electric Capital Corporation,
Individually and as Agent

By:_____________________________________
       Authorized Representative







MN\S:\AGREEMENT\FOURTHAMENDMENTTOLEASE